UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The consolidated financial statements of PMI Mortgage Insurance Ltd. (“PMI Australia”), an indirect subsidiary of The PMI Group, Inc., as of December 31, 2004 and 2003, and for the years ended December 31, 2004, 2003 and 2002, are included in Item 9 of this Form 8-K as Exhibit 99.1. The financial statements as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of its audit report on such financial statements under Item 9 of this Form 8-K, which Item 9 is incorporated by reference in certain of The PMI Group, Inc.’s registration statements, is included in Item 9 of this Form 8-K as Exhibit 23.1. In addition, the unaudited financial statements of PMI Australia as of September 30, 2005 and December 31, 2004 and for the nine month periods ended September 30, 2005 and 2004 are included in Item 9 of this Form 8-K as Exhibit 99.2. This information may be included or incorporated by reference in registration statements or reports filed under the Securities Exchange Act of 1934, as amended, in connection with issuances of asset-backed securities by one or more third parties.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits shall be deemed “filed” rather than “furnished” pursuant to the Securities Exchange Act of 1934 and Instruction B(2) to Form 8-K:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	PMI Mortgage Insurance Ltd and Subsidiaries Consolidated Financial Statements for the years ended December 31, 2004, 2003 and 2002 (with Report of Independent Registered Public Accounting Firm)

99.2	PMI Mortgage Insurance Ltd and Subsidiaries Consolidated Financial Statements as of September 30, 2005 and December 31, 2004 and for the nine month periods ended September 30, 2005 and 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: February 22, 2006	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President, Chief Financial Officer

Dated: February 22, 2006	By:	/s/ Thomas H. Jeter
Thomas H. Jeter
Vice President, Corporate Controller and
Assistant Secretary